Share Class & Ticker	Institutional Class	Class P	Class R6
	APKIX	APKPX	APKRX

Summary Prospectus  December 18, 2017

AllianzGI PerformanceFee Structured

US Fixed Income Fund

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at
http://us.allianzgi.com/documents. You can also get this information at no cost by calling 1-800-498-5413 for Institutional Class, Class R6 and Class P shares or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus, dated December 13, 2017, and SAI, dated February 1, 2017 (as revised December 13, 2017), as further revised or supplemented from time to time.

Investment Objective

The Fund seeks to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)
Class R6	None	None
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(1)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Institutional	0.30%	None	3.42%	0.05%	3.77%	(3.42)%	0.35%
Class R6	0.30%	None	3.37%	0.05%	3.72%	(3.37)%	0.35%
Class P	0.30%	None	3.47%	0.05%	3.82%	(3.47)%	0.35%

(1)

The Management Fee consists of a base fee at an annualized rate of 0.30% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.30% based on the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index plus 0.625% (annualized). The Management Fee does not become subject to the performance-based adjustment until after December 31, 2018. From the Fund’s launch until December 31, 2018, Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Manager”) has also agreed to waive its Management Fee in an amount equal to any negative performance adjustment that would otherwise have applied during the period. See “Management of the Funds” in the Fund’s prospectus for details.

(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending September 30, 2018 and include organizational expenses of 1.36%.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2019 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0% for Institutional shares, 0% for Class R6 shares and 0% for Class P shares. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses excluding organizational expenses.

Share Class	1 Year	3 Years
Institutional	$36	$553
Class R6	36	543
Class P	36	564

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies

The Fund pursues its objective of seeking to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) by maintaining long exposure to the U.S. fixed income market while employing an option overlay strategy that has the potential to enhance returns and/or control risk.

The Fund typically seeks passive, relatively low-cost exposure to the Index. To achieve this exposure, the Fund typically invests in exchange traded funds (“ETFs”) and bond total return swaps that offer investment returns similar to the Index. The Fund also may invest directly in some or all of the securities included in the Index, seeking to replicate approximately the relative weighting of the securities in the Index.

AllianzGI PerformanceFee Structured US Fixed Income Fund

Additionally, to achieve the desired exposure to the Index, the Fund may invest in bond index futures and other instruments that would result in similar market exposure.

The Fund’s option overlay strategy consists primarily of three option position types, which will typically involve options on equity and volatility indices: (i) “range-bound” spreads, (ii) “directional” spreads and (iii) a “hedging” position type. A range-bound spread typically consists of selling a call and a put with a breakeven level of the zone being informed by proprietary statistical analysis. A range-bound spread is intended to be successful when the underlying index for the options trades within a specified range over a given timeframe. A directional spread typically consists of call spreads or put spreads that are designed to be successful when the index makes a larger-than-normal move to either the upside or the downside. The option portfolio’s hedging positions typically consist of long out-of-the-money puts that are intended primarily to protect the option portfolio against short-term market dislocations. Under each option position type, the number of contracts bought and sold can be different in a spread (normally called a “ratio spread”), allowing the portfolio managers to tailor the risk-reward profile of the position, or they can be the same.

To effect its option overlay strategy, the Fund may take numerous positions involving diverse strike prices, expirations and underlying assets. The number of such positions may fluctuate over time. The Fund’s portfolio managers generally seek to optimize the Fund’s option overlay strategy based on considerations that include (i) targeted positive return potential, (ii) structural risk protections, (iii) collateral management and (iv) flexibility to restructure profit zones where necessary. In addition to the option position types described above, the Fund may opportunistically utilize numerous other option and non-option positions that are consistent with the Fund’s investment objective. All options are expected to be held until expiration unless the portfolio managers conclude that market conditions, redemptions or other circumstances make earlier closeout appropriate or necessary. The portfolio managers’ strategic decisions are informed in part by proprietary statistical analysis, which includes historical look-backs at the price movement of relevant indices.

The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed income securities of U.S. issuers. Interests in ETFs or other funds that invest primarily in fixed income securities of U.S. issuers are considered fixed income securities of U.S. issuers for purposes of this 80% policy. Under normal circumstances, the options that the Fund purchases or writes will be on U.S. equity and volatility indices that may include, without limitation, the S&P 500 Index, the Russell 2000 Index, the Nasdaq-100 Index, the CBOE Volatility Index, the iPath S&P 500 VIX Short-Term Futures ETN. The Fund may also take long or short positions in CBOE Volatility Index Futures. The Fund currently defines “U.S. issuers” as those issuers that are deemed to be United States companies for purposes of their geographical eligibility for inclusion in the Index.

While the Fund intends to obtain fixed income market exposure through ETF investments under normal conditions, it retains the flexibility to invest directly in common and preferred stock, bonds, U.S. government securities, cash instruments, index futures, volatility futures, exchange traded funds, exchange traded notes, swaps (including variance swaps) and money market instruments, and may purchase and write options with respect to any of the foregoing. Additionally, while the Fund expects to use options in connection with the investments described above, it retains the ability to use options and other derivatives for a range of other purposes, including leverage and gaining indirect exposure to certain investments. The Fund expects to hold cash and cash equivalents from time to time as a result of receiving option premiums or for other reasons.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be indirectly affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund

Investment Manager

Allianz Global Investors U.S. LLC

Portfolio Managers

Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products has managed the Fund since 2017.

Trevor Taylor, co-lead portfolio manager and managing director, has managed the Fund since 2017.

Stephen G. Bond-Nelson, portfolio manager and managing director, has managed the Fund since 2017.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. Additionally, certain direct shareholders may be able to purchase or redeem shares of the Fund online by visiting our website, https://us.allianzgi.com, clicking on the “Account Access” link at the top of that webpage, and following instructions. Some restrictions may apply. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (“NAV”) next calculated after an

Summary Prospectus

order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment and no minimum needed to add to an existing account for specified benefit plans and other eligible investors.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus

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